Exhibit 99.1

(NYSE-MKT: RLGT)

2013 Singular Research

8th Annual Best of the Uncovereds Conference October 3, 2013

This presentation may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 as amended, and Section 21E of the Securities Exchange Act of 1934. We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us and our affiliate companies, that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to such a discrepancy include, but are not limited to, those identified in our other Securities and Exchange Commission filing and other public documents, including our Annual Report on Form 10-K filed on September 30, 2013, which can be found on our corporate Web site, www.radiantdelivers.com.

Our Mission

To build a global transportation and logistics company through organic growth and the strategic acquisition of best-of-breed non-asset based transportation and logistics providers.

Overview

What We Do

Non-Asset based 3rd Party Logistics Provider (3PL)

As we don’t own the transportation assets, our ongoing CAPEX requirements are minimal

Providing customized time critical domestic and int’l transportation and logistics solutions

Shipments are generally larger than shipments handled by integrated carriers of primarily small parcels such as UPS or Federal Express

From 90+ Company-owned and exclusive independent agent offices across North America

One of the largest network footprints in our industry

Servicing a diversified account base including manufactures, distributors and retailers

No single account is greater than 5% of our revenue

Leveraging a dedicated line haul network

Reaching 25 airports with regularly scheduled service

Using a network of independent carriers and international agents around the world

Resulting in an attractive business model with high level of operating flexibility

With relatively no direct or fixed operating costs, we enjoy a scalable business model that allows us to respond quickly in economic downtowns

We also enjoy significant operating leverage in an economic recovery

Background

In October of 2005, we launched Radiant Logistics, Inc. as a public company (OTC:RLGT) and in January of 2006, we acquired 100% of the stock of Airgroup Corporation, then generating +/- $50.0M in domestic and international freight forwarding revenues through a network of 34 exclusive agent offices across North America

Through organic expansion we generated run-rate revenues of +/- $100.0M for FYE June 30, 2008 from an expanded 40 location network

In September of 2008, we acquired Adcom Worldwide adding another 30 stations and contributing an additional +/- $60.0M in revenues

In April of 2011, we acquired Distribution By Air, adding another 26 stations contributing an additional +/- $90.0M in revenues

In December of 2011, we acquired Laredo, TX-based, Isla International, Ltd adding another +/- $30.0 million in revenues and providing our gateway to Mexico

In January of 2012, we completed our up-listing to the NYSE Amex and now trade as (NYSE MKT: RLGT)

In February of 2012, we acquired New York-JFK based, ALBS adding another $20.0 million in revenues and serving as our strategic international gateway at the JFK airport

In late 2012, we acquired operating partners Marvir Logistics (Los Angeles, CA) and International Freight Systems (Portland, OR) converting our first agent stations to company- owned stores

On Time Express – October 1, 2013

$20 million base purchase price structured with earn-outs

At closing $7.5 million in cash and $500,000 in Company common stock; $2.0 million payable in four quarterly installments commencing on the 90-day anniversary of the closing, and an additional $10.0 million payable over the next four years in a combination of cash and Company common stock based on the future performance of OTE

Additional performance-based incentive calculated as an amount equal to fifty (50%) percent of the amount, if any, by which the cumulative Adjusted EBITDA (as defined within the Stock Purchase Agreement) exceeds $16.0 million.

Non-asset based business model using owner-operators to provide dedicated line haul netowrk with regularly schedule service to 25 airports

Delivering customized time critical domestic and international logistics solutions to an account base that includes customers in the aviation, aerospace, plastic injection molding, medical device, furniture and automotive industries

In addition to continuing to grow its own account base, OTE will provide transportation capacity to the Company’s 90+ locations across North America via its dedicated line haul network (LTL and Ground Expedite (deferred air)

A catalyst for margin expansion and a competitive differentiator to help us secure new end customers and attract additional agent stations to our network

Strategic cost savings. Improved recovery times, GPS tracking, Back-office efficiencies

Expected to to contribute an incremental $3.5-$4.0 million in adjusted EBITDA on approximately $26.0—$28.0 million in revenues on an annual basis

On Time Express – Line Haul Network

Dedicated Line Haul Network supporting Radiant’s 90+ locations across North America.

Strategic Direction – The “Gray Tail”

Structural changes resulting from industry deregulation (1) and the natural “graying” of industry pioneers provides an opportunity to support the logistics entrepreneur in transition

Uniquely positioned to bring value to the logistics entrepreneur

Leveraging our status as a public company to provide network participants with a framework to share in the value that they help create.

Solid platform in terms of network, people, process and technology to “scale” the business.

Ideal long term partner in terms of succession planning and liquidity

Systematically, we plan to convert key agent-based offices to company-owned offices and strategically acquire and integrate other additional non-asset based operations with a focus on international trade gateways, including Los Angeles, New York, Seattle, Chicago, Miami, Dallas and Houston

Radiant has identified and is in varying stages of due diligence with a select number of potential acquisitions

Structural changes within the freight forwarding community are under way as a result of deregulation in our industry 30 years ago

(1) Domestic All-Cargo Deregulation Statue of 1977 and 1979 Amendments to the Federal Aviation Action deregulated domestic cargo services in the U.S.

The Network

The Radiant Network Brands

Radiant’s North American Footprint

Seattle/Bellevue, WA—HQ 90+ Stations Strong

– Atlanta, GA** – Laredo, TX** Baltimore, MD ** – Las Vegas, NV

– Burbank, CA – Little Rock, AR

– Boston, MA – Los Angeles, CA**

– Chicago, IL – Manchester, NH

– Cincinnati, OH – Miami, FL

– Cleveland, OH – Milwaukee, WI

– Columbus, OH – Minneapolis, MN

– Charlotte, NC – Newark, NJ**

– Charleston, SC – Nogales, AZ

– Chicago, IL – Omaha, NE

– Dallas, TX ** – Orlando, FL

– Denver, CO – Philadelphia, PA

– Detroit, MI** – Pittsburgh, PA

– Dulles, VA – Portland, OR**

– Eugene, OR – Phoenix, AZ**

– Fort Lauderdale, FL – Reno, NV

– Green Bay, WI – Raleigh-Durham, NC – Tampa, FL

– Greensboro, NC – Sacramento, CA – Toronto, ON

– Greenville, SC – St Louis, MO – Tulsa, OK

– Harrisburg, PA – Salt Lake City, UT – Tucson, AZ

– Hartford, CT – Santa Anna , CA – Vancouver, B.C.

Operating Since 1978

– Houston, TX – San Antonio, TX – Washington, D.C.

– Indianapolis, IN – San Francisco, CA Wichita, KS

– Jamaica, NY (JFK)** – San Jose, CA

– Kansas City, KS – Seattle, WA

** = COMPANY OWNED

Scalable Technology Platform

Web Portal

(Unified User Interface)

Fulfillment/Order Mgmt

SAP Transportation Accounting Management Package

Warehouse Int’l Trade Management Compliance

Intransit Visibility

In -Transit

Radiant enjoys a robust proven technology platform that can support its growth.

Financial Highlights

Profitable Growth

Revenues-Cumulative

CAGR=25.4%

350

300

250

200

150

100

50

0

Sept Dec Mar June

2006

2007

2008

2009

2010

2011

2012

2013

ADJUSTED EBITDA - Cumulative

CAGR = 42.1%

12,000

10,000

8,000

6,000

4,000

2,000

0

Sept Dec Mar June

2006

2007

2008

2009

2010

2011

2012

2013

Thousands

Millions

Adjusted EBITDA

(Amount in 000’s) Annual Quarterly Trend

FYE 6/30/13 FQE 3/31/13 FQE 6/30/13 FQE 9/30/13 FQE 12/31/13

(Actual) (Actual) (Actual) (Estimated) (Estimated)

Revenue $ 310,835 $ 72,790 $ 80,719 $ 75,000—$ 85,000 $ 80,000—$ 90,00

Net Income $ 3,657 $ 882 $ 2,352 $712—$1,022 $673—$1,150

Interest expense—net 2,000 489 512 500 500

Income tax expense 2,371 1,167 1,262 455—645 431—723

Depreciation & Amortization 3,944 932 877 900 1,265

EBITDA $ 11,972 $ 3,470 $ 5,003 $2,570—$3,067 $2,869—$3,638

Stock-based comp. and other non-cash charges 369 101 63 100 100

Acquisition Costs 105 13 52 — 75

Gain on litigation settlement (368) — —— -

Gain on change in contingent consideration (2,825) (675) (1,875) 35 -

Lease termination cots 1,439 — —— -

Adjusted EBITDA $ 10,692 $ 2,909 $ 3,243 $2,705—$3,202 $3,044—$3,813

Adjusted Net Income and Adjusted EPS

(Amount in 000's)	Annual		Quarterly Trend			
	FYE 6/30/13 (Actual)	FQE 3/31/13 (Actual)	FQE 6/30/13 (Actual)	FQE 9/30/13 (Estimated)	FQE 12/31/13 (Estimated)
Net Income	$ 3,657	$ 882	$ 2,352	$712 - $1,022	$673 - $1,150
Net income per share					
Basic	$ 0.11	$ 0.03	$0.07	$0.02 - $0.03	$0.02 - $0.03
Diluted	$ 0.10	$ 0.02	$0.07	$0.02 - $0.03	$0.02 - $0.03
Weighted average share outstanding					
Basic shares	33,036,270	33,091,774	33,337,362	33,400,000	33,700,000
Diluted shares	35,493,359	35,748,483	36,013,623	36,500,000	36,800,000
Reconciliation of net income to adjusted net income:					
Net income	$ 3,657	$ 882	$ 2,352	$712 - $1,022	$673 - $1,150
Adjustments to net income:					
Income tax expense	2,371	1,167	$ 1,262	455-645	431-723
Depreciation and amortization	3,944	932	877	900	1,265
Change in contingent consideration	(2,825)	(675)	(1,875)	-	-
Gain on litigation settlement	(368)	-	-	-	-
Lease termination costs	1,439	-	-	-	-
Acquisition related costs	105	14	52	-	-
Severance and transition costs	105	-	-	-	-
Non-recurring legal costs	306	78	103	75	75
Amortization of loan fees	281	72	74	75	75
Adjusted net income before taxes	$ 9,015	$ 2,470	$ 2,845	$2,217 - $2,717	$2,519 - $3,288
Provision for income taxes at 38%	3,426	939	1,081	842 - 1,032	957 - 1,249
Adjusted net income	$ 5,589	$ 1,531	$ 1,764	$1,375 - $1,685	$1,562 - $2,039
Adjusted net income per common share:					
Basic	$ 0.17	$ 0.05	$ 0.05	$0.04 - $0.05	$0.05 - $0.06
Diluted	$ 0.16	$ 0.04	$ 0.05	$0.04 - $0.05	$0.04 - $0.06

Page 16

RADIANT.

Understanding our Debt (Pro Forma for OTE and Sub-Debt)

(Dollars in Millions) Pro Forma @ 10/1/13

BASE SUB-DEBT OTE Total

Senior Credit Facility $ 7.5 $ 2.0 $ 7.0 $ 16.50

Subordinated Debt 10.0 (2.0) — 8.0

Original Issue Discount (1.0) (0.2) — (1.2)

Debt Issuance Costs (0.5) (0.1) — (0.6)

Subordinated Debt, net 8.5 (2.3) — 6.2

Other Debt

Seller Notes 0.8 — 2.0 2.8

DBA Integration Payment 0.8 — — 0.8

Earn-Outs 0.3 — — 0.3

Lease Termination 0.8 — — 0.8

Total Other Debt 2.7 — 2.0 4.7

Total Debt per F/S (1) $ 18.7 $ (0.3) $ 9.0 $ 27.4

Original Issue Discount 1.0 0.2 — 1.2

Debt Issuance Costs 0.5 0.1 — 0.6

Cash and cash equivalents (1.3) — — (1.3)

Adjusted Debt, net of cash (1) $ 18.9 $ (0.0) $ 9.0 $ 27.9

(1) Excludes $13.7M in contingent consideration for earn-outs consistent

Page 17 with financial covenant calculations.

Valuing Our Stock – EBITDA

(Dollars in Millions)

@8x @10x @12x

Run-Rate EBITDA 16.0 16.0 16.0

Valuation Multiple (8x-12x) 8x 10x 12x

Enterprise Value 128.0 160.0 192.0

Less: Debt (27.9) (27.9) (27.9)

Equity Value 100.1 132.1 164.1

Fully Diluted Outstanding 36.8 36.8 36.8

Price per Share $ 2.72 $ 3.59 $ 4.46

Acquisition Verticals

Contract Customs Forwarding Truck Intermodal

Logistics Brokerage Brokerage (IMC)

Free- Agent Standing Conversions Forwarders Agent based Forwarding Networks

Investment Highlights/ Capital Allocation

Strong management team with significant inside ownership (+/- 30%)

A track record of profitable growth

Refinancing remaining $8.0M in mezzanine debt

Organic Growth Initiatives

Productivity Improvements/ Margin Expansion

Accretive Acquisitions

Stock Buy-Backs

It’s the Network that Delivers!

®

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